CJL/02-16-99                                   PIDA #8259



                          CONSENT, SUBORDINATION AND
                             ASSUMPTION AGREEMENT



      THIS AGREEMENT is made this day of February 1998, effective as of February 18, 1999, by PIERCING PAGODA, INC., a corporation with an address at 3910 Adler Place, P.O. Box 25007, Lehigh Valley, Pennsylvania 18002 (the "Industrial Occupant"), and NORTHAMPTON COUNTY NEW JOBS CORP., a Pennsylvania nonprofit corporation with an address at One S. Third Street, 7th Floor, P.O. Box 637 , Easton, Pennsylvania 18044 (the "Borrower"), in favor of THE PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY, a public body corporate and politic with an address at 480 Forum Building, Harrisburg, Pennsylvania 17120 ("PIDA").

                                   ARTICLE I
                                  Background

      Section 1.01. The Borrower has agreed, to sell to the Industrial Occupant certain premises situate in Northampton County, Pennsylvania, as more particularly described on Exhibit A attached hereto and made a part hereof (the "Premises"), subject to, and with the express assumption and agreement of the Industrial Occupant to pay and perform any and all obligations of the Borrower to PIDA under a certain second mortgage from Borrower to PIDA, effective as of the same date as the effective date hereof and to be recorded in the Office of the Recorder of Deeds of the county wherein the Premises are located (the "Mortgage"), which Mortgage secures a loan in the amount of One Million Dollars ($1,000,000) from PIDA to the Borrower (the "Loan"), evidenced by a note from the Borrower to PIDA dated the same date as the effective date hereof (the "Note") and made pursuant to a Loan Agreement dated the same date as the effective date hereof between the Borrower and PIDA (the "Loan Agreement"), providing for the financing by PIDA of an industrial development project on the Premises to be occupied by the Industrial Occupant.
      Section 1.02. The Industrial Occupant has reviewed fully with separate legal counsel for the Industrial Occupant the Loan Agreement, Note and Mortgage and consents thereto and desires to assume all obligations and liabilities of the Borrower thereunder and agrees to pay to PIDA for the account of the Borrower the debt evidenced by the Loan Agreement and Note and secured by the Mortgage.

      To induce PIDA to make the Loan and as a material and substantive inducement to the Borrower to execute and deliver the Note, for the account of the Industrial Occupant, to borrow proceeds of the Loan for the benefit of and for the account of the Industrial Occupant, and to execute the Mortgage and the Loan Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Industrial Occupant, intending to be legally bound, represents and warrants to PIDA and the Borrower and agrees with PIDA and the Borrower as follows:

                                  ARTICLE II
           Representations and Warranties of the Industrial Occupant

      The Industrial Occupant makes the following representations and warranties to PIDA and the Borrower:
      Section 2.01. Corporate Organization. The Industrial Occupant is a duly organized and validly existing corporation in good standing under the laws of State of Delaware. If incorporated in a jurisdiction other than the Commonwealth of Pennsylvania, Industrial Occupant is duly qualified to conduct business in the Commonwealth of Pennsylvania as a foreign corporation. The Industrial Occupant has full corporate power and authority to own its property and assets and to transact the business in which it is engaged or currently proposes to engage, including without limitation the business and operations referred to in the Application.
      Section 2.02. Power and Authority. The Industrial Occupant has the corporate power to execute and deliver, or to assume, as the case may be, and to carry out, the terms and provisions hereof and of each of the Loan Documents to which it is a party or the terms of which it has assumed hereunder, and to carry on the business and operations referred to in the Application. The Industrial Occupant has taken all necessary corporate action (including obtaining any consent of stockholders required by law or by its Articles or Certificate of Incorporation or bylaws) to authorize the execution and delivery, or the assumption, as the case may be, and the performance, by the Industrial Occupant, of this Agreement and each of the Loan Documents to which it is a party or the terms of which the Industrial Occupant has assumed, the incurrence of the obligations of the Industrial Occupant hereunder and thereunder, and the carrying on of the business and operations stated in the Application. This Agreement and each of the Loan Documents to which the Industrial Occupant is a party or the terms of which the Industrial Occupant has assumed constitute the duly authorized, legal and valid and binding obligations of the Industrial Occupant, except as the enforceability thereof may be limited by bankruptcy, insolvency or other substantially similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.
      Section 2.03. Necessary Approvals. Except such approvals, if any, as are listed or described in Exhibit 2.03 hereto, which have been obtained, are in full force and effect and evidence of which has been furnished to PIDA, no approval is required to authorize, or is otherwise required in connection with,
(i) the execution and delivery, or the assumption, as the case may be, by the Industrial Occupant of, (ii) the performance, by the Industrial Occupant, of, or
(iii) the legality, validity,
      binding effect or enforceability of the obligations of the Industrial Occupant under, this Agreement or the Loan Documents to which the Industrial Occupant is a party or the terms of which it has assumed, including without limitation the making of any of the payments provided for herein or therein, the absence of which approval could have a material adverse effect on the ability of the Industrial Occupant to make payments or perform and observe its other material obligations hereunder or thereunder. The Industrial Occupant is not aware of any circumstances as a result of which any approval heretofore granted may be revoked or cancelled.

      Section 2.04. Loan Documents Consistent With Law and Agreements. The Industrial Occupant is not in default under any agreement to which it is a party or by which it is bound which default could have a material adverse effect on the ability of the Industrial Occupant to make payments or perform and observe its other material obligations under this Agreement or any of the Loan Documents to which it is a party or the terms of which it has assumed or to carry on operations at the Project as stated in the Application. The execution and delivery, or the assumption, as the case may be, and the performance, by the Industrial Occupant, of this Agreement and the Loan Documents to which the Industrial Occupant is a party or the terms of which it has assumed, the consummation of the transactions contemplated in this Agreement and the Loan Documents, and the compliance by the Industrial Occupant with the terms and provisions of this Agreement and the Loan Documents to which it is a party or the terms of which it has assumed, and the carrying on of operations at the Project as stated in the Application, do not (i) contravene any provision of law, statute, rule or regulation to which the Industrial Occupant is subject or any judgment, decree, franchise, order or permit applicable to the Industrial Occupant or (ii) violate or conflict with any provision of the Articles or Certificate of Incorporation or bylaws of the Industrial Occupant or conflict with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the assets or revenues of the Industrial Occupant pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which the Industrial Occupant is a party or by which it is bound or to which it may be subject.
      Section 2.05. Litigation. There are no court actions, suits or proceedings, and no proceedings before any arbitral tribunal or by or before any governmental commission, board, bureau or other administrative agency, pending or (to the knowledge of the Industrial Occupant) threatened against the Industrial Occupant or any affiliate which could have a material adverse effect on the financial condition or operations of the Industrial Occupant or the ability of the Industrial Occupant to perform its obligations under this Agreement or the Loan Documents to which it is a party or the terms of which it has assumed, or to carry on operations at the Project as stated in the Application.
      Section 2.06. Project Agreements. The Industrial Occupant has furnished to PIDA originals or true and correct copies of all material written agreements relating to the acquisition, construction or financing of the Project (including any amendments thereto) (collectively, the "Project Documents") or, to the extent PIDA shall have permitted summaries of Project Documents to be furnished in lieu of the actual documents, fair and accurate summaries of the Project Documents.

       All Project Documents are in full force and effect. There are in existence no agreements, laws, rules, regulations, orders, judgments, injunctions, decrees, resolutions, determinations, awards or other instruments whatsoever amending, supplementing or affecting, or affecting the rights and obligations of the Industrial Occupant under, the Loan Documents or the Project Documents, in a manner which could have a material adverse effect on the ability of the Industrial Occupant to make payments or to perform and observe its other material obligations under, this Agreement, or under the Project Documents and/or Loan Documents to which it is a party or by which it is bound or the terms of which it has assumed.
      Section 2.07. Prepayments. The Industrial Occupant has not prepaid any amount payable under the Premises Agreement.

      Section 2.08. No Default For Borrowed Money. No default with respect to any agreement pursuant to which the Industrial Occupant has borrowed money or (except for (i) endorsement of negotiable instruments in the ordinary course of business or (ii) guaranties in the ordinary course of business of travel or relocation expenses of employees in non-material amounts) guaranteed the obligations of others has occurred and is continuing as of the date hereof.
      Section 2.09. Financial Statements and Financial Condition. All financial statements of the Industrial Occupant (including all related notes) and all supplementary financial information delivered to PIDA fairly present what they purport to present as of the dates and for the respective fiscal periods presented, and were prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed in such financial statements or in Exhibit 2.09 hereto. The Industrial Occupant has no material liabilities, direct or indirect, fixed or contingent, as of the date of such financial statements which are not reflected therein. Except as disclosed in
Exhibit 2.09 hereto and consented to by PIDA there has been no material adverse change in the financial condition of the Industrial Occupant from that disclosed in the most recent annual financial statements delivered to PIDA prior to the initial approval of the Loan by the PIDA Board.
      Section 2.10. Taxes. The Industrial Occupant has filed all tax returns and reports required to be filed by it with the United States of America and the Commonwealth of Pennsylvania, and, where the failure to file such returns or reports may have a material adverse effect on the financial condition or results of operations of the Industrial Occupant, any other jurisdiction having the power to require filing of such returns or reports, through the date hereof and is current in the payment of all monies due to such jurisdictions, whether as taxes or otherwise, unless the obligation to file such return or report or pay such tax is being contested by an appropriate administrative or judicial appeal or proceeding being conducted diligently in good faith. With respect to any such appeal or proceeding to which the United States of America or the Commonwealth of Pennsylvania is a party, the Industrial Occupant has posted or caused to be posted a bond or other security satisfactory to PIDA in an amount which is at least equal to the sum which is the subject of the appeal or proceeding, together with all interest, costs, and charges relating thereto.
      Section 2.11.     Employee Benefits.
            (a) Any employee pension benefit plans and employee welfare benefit plans, collectively referred to as employee benefit plans, within the meaning of the Employee Retirement Income Security Act of 1974, as amended

            ("ERISA") maintained by the Industrial Occupant or any subsidiary of the Industrial Occupant ("Subsidiary"), comply in all material respects with the reporting and disclosure and fiduciary responsibility provisions of Title I of ERISA.
            (b) Except as disclosed in Exhibit 2.11 hereto, no "prohibited transaction" (as defined in either ERISA or Section 4975 of the Internal Revenue Code (the "Code")) potentially having a material adverse effect on the continuing operations of the Industrial Occupant, has occurred with respect to any employee benefit plan sponsored or maintained by the Industrial Occupant or any Subsidiary or (except with respect to any multi-employer pension or benefit plan to which the Industrial Occupant or any Subsidiary contributes, as to which no representation or warranty is expressed) to which the Industrial Occupant or any Subsidiary contributes, nor is any person contractually bound to enter into any such prohibited transaction.

            (c) Except as  disclosed  in Exhibit  2.11  hereto,  the  Industrial
Occupant and its Subsidiaries have filed or (except with respect to any multi-employer pension or benefit plan to which the Industrial Occupant or any Subsidiary contributes, as to which no representation or warranty is expressed) caused to be filed on a timely basis all returns, reports, statements, notices, declarations, and other documents required by any governmental agency, whether local, state or federal (including without limitation the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation and the Securities and Exchange Commission) with respect to each employee benefit plan sponsored or maintained by the Industrial Occupant or any Subsidiary or to which the Industrial Occupant or any Subsidiary contributes, where a failure to file may potentially have a material adverse effect on the continuing operations of the Industrial Occupant.
            (d) Except as described in Exhibit 2.11 hereto, and except for any multi-employer pension or benefit plan not maintained or sponsored by Industrial Occupant or its Subsidiaries but to which Industrial Occupant or its Subsidiaries contributes, as to which no representation or warranty is expressed, (i) all employee pension benefit plans maintained or sponsored by the Industrial Occupant and each Subsidiary, or to which the Industrial Occupant or any Subsidiary contributes, meet, as of the date hereof, the minimum funding standards of Section 302 of ERISA and Section 412 of the Code, and (ii) no "reportable event", as defined in Section 4043 of ERISA, potentially having a material adverse effect on the continuing operations of the Industrial Occupant, has occurred with respect to any such plan.
            (e) The foregoing representations and warranties of the Industrial Occupant as to itself and its Subsidiaries set forth in this Section are accurate not only with respect to the Industrial Occupant and each Subsidiary but with respect to each other member of any "controlled group of corporations" or any "group of trades or businesses under common control" (as such terms are defined in Section 414 of the Code) of which the Industrial Occupant or any Subsidiary is a member.
      Section 2.12. Environmental Matters. With respect to the Premises, and with respect to any other facility as defined in The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, ("CERCLA") (a "facility") where a breach of any of the representations and warranties contained in this section could potentially have a material adverse effect on the financial condition or operations of the Industrial Occupant:

            (a) Except as described in Exhibit 2.12 hereto, to the best knowledge of Industrial Occupant after Due Inquiry, neither Industrial Occupant nor any of its Affiliates (as defined below) is in violation of CERCLA, the Superfund Amendments and Reauthorization Act of 1986, The Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, The Clean Water Act, The Toxic Substances Control Act, The Clean Air Act, the Pennsylvania Hazardous Sites Cleanup Act, the Pennsylvania Solid Waste Management Act, the Pennsylvania Storage Tank and Spill Prevention Act, the Pennsylvania Worker and Community Right to Know Act, the Pennsylvania Clean Streams Law, or any rule or regulation promulgated pursuant to any of the foregoing statutes, or any other applicable law, statute, rule, regulation or ordinance regulating the manufacture, use, possession, discharge or disposal of substances injurious to the natural environment or to human health, whether federal, state or local (collectively, as from time to time amended, the "Environmental Laws");

            (b)  Except  as  described  in  Exhibit  2.12  hereto,  to the  best knowledge of Industrial Occupant after Due Inquiry, neither the Industrial Occupant nor any Affiliate, or officer, employee, agent or independent contractor of the Industrial Occupant has arranged, by contract, agreement or otherwise, (i) for the disposal or treatment of, or (ii) with a transporter for the transport for disposal or treatment of, any Hazardous Material owned, used or possessed by the Industrial Occupant or any Affiliate, in a manner which violates any applicable Environmental Laws;
            (c)  Except  as  described  in  Exhibit  2.12  hereto,  to the  best knowledge of the Industrial Occupant after Due Inquiry, there are no Hazardous Materials now present on the Premises that may require remediation under any Environmental Laws;
            (d) Except as  described  in Exhibit  2.12  hereto,  neither (i) the
Industrial Occupant nor (ii) in connection with the operations of the Industrial Occupant, any Affiliate of the Industrial Occupant, is an "operator" or, to the best knowledge of Industrial Occupant after Due Inquiry, an "owner," (each as defined in CERCLA) of a facility at which Hazardous Materials were disposed of;
            (e)  Except  as  described  in  Exhibit  2.12  hereto,  to the  best knowledge of Industrial Occupant after Due Inquiry, neither (i) the Industrial Occupant nor (ii) in connection with the operations of the Industrial Occupant, any Affiliate of the Industrial Occupant, "owned" or "operated" (as defined in CERCLA) any facility containing Hazardous Materials at the time such Hazardous Materials were disposed of; and
            (f) For  purposes  of this  Agreement:  "Affiliate"  shall  mean any individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof (collectively, a "Person") which directly or indirectly controls, or is controlled by, or is under common control, with, the Industrial Occupant, including, without limitation, any record or beneficial holder of more than 25% of any class of the Industrial Occupant's equity securities and any executive officer or person employed or engaged in a senior management capacity of
Industrial Occupant. "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. "Due Inquiry" shall mean that the Industrial Occupant, consistent with good commercial or customary practice, has caused to be made by a responsible officer or agent of the Industrial Occupant appropriate inquiry among those directors, officers, employees, agents, accountants and attorneys for the Industrial Occupant who might reasonably be expected to have knowledge of the particular matter and, when such matter includes the condition of the Premises or other facility, has further undertaken appropriate inquiries into the present and past ownership and uses thereof. "Hazardous Materials", shall include, without limitation, asbestos (including asbestos in friable form), polychlorinated biphenyls, petroleum products, flammable or explosive materials, radioactive materials, hazardous materials, hazardous waste, hazardous or toxic substances or related materials, each as defined under or pursuant to any Environmental Law.

      Section 2.13. Bankruptcy, etc. Except as disclosed in Exhibit 2.13 hereto, neither Industrial Occupant nor any Affiliate of Industrial Occupant has within seven (7) years prior to the date hereof (i) filed any voluntary petition for relief under the U.S. Bankruptcy Code or any state insolvency law or any law of similar import of any nation or political subdivision thereof (any such law, a "Bankruptcy Law"); (ii) had any involuntary petition filed against it under any Bankruptcy Law which was not dismissed within 60 days subsequent to the filing thereof; (iii) was adjudicated bankrupt or insolvent under any Bankruptcy Law;
(iv) entered into any  assignment or  composition  for the benefit of creditors;
(v) entered into any transaction voidable under the Uniform Fraudulent Conveyance Act or any law of similar import; (vi) admitted its inability to pay its debts as such debts come due; or (vii) sought to take advantage of any moratorium law then in effect.
      Section 2.14. Criminal Convictions. Except as disclosed in Exhibit 2.14 hereto, neither Industrial Occupant, nor to Industrial Occupant's best knowledge after Due Inquiry, any controlling shareholder (if Industrial Occupant is a corporation required to file periodic reports under the U.S. Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act")), or any record or beneficial holder of more than 10% of any class of Industrial Occupant's equity securities (if Industrial Occupant is not required to file periodic reports under the Exchange Act), director, officer or person employed or engaged by Industrial Occupant in a senior management capacity or as a manager or comptroller of the Project, has been convicted by any court of any felony or any misdemeanor involving theft, dishonesty, deception, false swearing, or the filing or submission of any false or misleading information to any agency of government.
      Section 2.15.  Occupancy  Agreements.  Except for the agreements listed on
Exhibit 2.15 hereto, there exist no agreements between the Industrial Occupant and any other person, corporation or other entity regarding use or occupancy of any portion of the Premises. The Industrial Occupant has requested the Borrower to acquire title to the Premises and convey the Premises to Industrial Occupant as of the date hereof by the Deed solely for the purpose of obtaining the Loan, all benefit of which will be received by the Industrial Occupant. Such title as the Borrower holds to the Premises is solely as security for the Loan being made by PIDA to Borrower and for that certain loan in the principal sum of $1,980,000 given by CORESTATES BANK, N.A. to the Borrower/Industrial Occupant, dated
                                 ,  exclusively   for  Industrial   Occupant's
benefit. Borrower has not had, does not have, and will not have any right to occupy or access to the Premises or control or right to control any of the operations of Industrial Occupant thereon.

      Section 2.16. Permits. The construction of the Project as provided in the Application, the use of the Project for the purposes stated in the Application, and the operation of the Project, comply in all respects with, and are lawful, permitted and conforming uses under, all applicable building, fire, safety, subdivision, zoning, sewer, environmental, securities, health, insurance and other laws, ordinances, rules, regulations and plan approval conditions of any governmental, public or other body or authority having jurisdiction over the Project except where failure to so comply will not have a material adverse effect on operations to be carried on at the Project.
            Except for (i) a permit for occupancy of the Project to be issued by the Pennsylvania Department of Labor and Industry (where the Project is not complete as of the date hereof) and (ii) the permits specifically identified in
Exhibit 2.16 hereto, the Industrial Occupant has received all material administrative permits required for the operations to be carried on at the Project, including without limitation zoning permits and permits under all Environmental Laws. Except as specifically identified on Exhibit 2.16 hereof, the Industrial Occupant, after Due Inquiry, has no reason to believe that any required permits not yet obtained will not be timely issued in the ordinary course of business of the issuing agency.

      Section 2.17. Necessary Technology, etc. Except as stated in Exhibit 2.17 hereto, to the best knowledge of the Industrial Occupant after Due Inquiry, the Industrial Occupant has possession of or ready access to all resources it will require for operations at the Project, including without limitation working capital, raw materials, labor (possessing necessary skills), machinery, equipment, technology, communications, patents, trademarks and other intellectual property.
      Section 2.18. No Violation. Except as disclosed in Exhibit 2.18 hereto, to the best knowledge of the Industrial Occupant after Due Inquiry there is no violation, nor is there notice or other record of any violation, of any zoning, subdivision, environmental, building or other statute, ordinance, regulation, restrictive covenant or other restriction applicable to the Project.
      Section 2.19. No Liens. There exist no liens, encumbrances or other charges against the Project (including statutory and other liens of mechanics, workers, contractors, subcontractors, suppliers, taxing authorities and others), except the Mortgage and the liens listed on Exhibit 2.19 hereto; and the Industrial Occupant has not made a contract or arrangement of any kind, the performance of which by the other party thereto could give rise to a lien on the Project by operation of law or otherwise except such as are adequately and fully covered by PIDA's title insurance insuring the lien of the Mortgage.
      Section 2.20. Utilities and Access. All utility services necessary for construction and operation of the Project, including water supply, storm and sanitary sewer facilities, gas, electricity and telephone facilities are, or prior to the projected Project completion date will be, available within the boundaries of the Project; and all roads necessary for the full utilization of the Project for their intended purposes either have been completed or the necessary rights-of-way therefor have been acquired by the appropriate governmental authority or others or have been or will, prior to the projected date of occupancy of the Project, be dedicated to public use and accepted by such governmental authority, and all necessary steps have been taken by the Industrial Occupant and all such governmental authority or others to assure complete construction and installation thereof by the projected date of occupancy of the Project.

      Section 2.21. Information Furnished Accurate. To the best knowledge of Industrial Occupant after Due Inquiry, all information supplied directly or indirectly by the Industrial Occupant to PIDA on or prior to the date hereof, including without limitation the Application, as of the respective dates of such materials were, and as of the date hereof, are true and accurate in all material respects and did not and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, provided that (i) the statements therein describing documents and agreements are summaries only and such summaries are qualified by reference to such documents and agreements, (ii) financial statements and other statements expressly effective as of a particular date prior to the date when furnished are warranted only to be true and accurate or (in the case of financial statements) fairly to present what they purport to present, in either case as of the effective date thereof, and (iii) to the extent any such information therein provided by the Industrial Occupant was based upon or constitutes a forecast, projection or other data which by its nature is uncertain, the Industrial
Occupant represents only that it acted in good faith and utilized due and careful consideration and the best information known to it after Due Inquiry in the preparation of such information

                                     ARTICLE III
                                  Assumption Of Obligations

      Section 3.01. Assumption of Obligations. The Industrial Occupant for itself, its successors and assigns: (i) hereby assumes all obligations of the Borrower to make payments and discharge all obligations, expenses, costs and liabilities of the Borrower in accordance with the terms and conditions of the Note, the Mortgage and the Loan Agreement, as if the Industrial Occupant itself had executed the Note, the Mortgage, and the Loan Agreement; (ii) consents and agrees that its liability to pay and perform in accordance with the terms of the Note, the Mortgage and the Loan Agreement shall continue until the Loan, together with any and all interest, penalties and costs thereon, is paid in full and all obligations are performed; (iii) consents and agrees that PIDA may enforce against the Industrial Occupant the obligations of the Borrower assumed hereby without any restriction or limitation (A) arising from any provision of the Note restricting enforcement of certain liabilities thereunder (including, without limitation, indemnification obligations arising under Sections 4.07 or
4.20 hereof) against assets of the Borrower other than the Borrower's interest in the Premises, or (B) arising from the Loss Sharing Agreement effective as of June 4, 1980 between the Borrower and PIDA, under which PIDA has agreed, among other things, to exhaust remedies against the Industrial Occupant and any Guarantor before pursuing remedies against the assets of the Borrower other than the Premises; and (iv) assumes and covenants to perform any and all obligations, promises and covenants of the Borrower contained in the Note, the Mortgage and the Loan Agreement, as if the Industrial Occupant itself had executed the Note, the Mortgage, and the Loan Agreement, except those obligations, promises and covenants which relate to the internal organization of the Borrower and therefore, by their nature, can only be performed by the Borrower.

      Section 3.02. Subordination of Interest. The Industrial Occupant hereby consents for itself, its successors and assigns to the Loan Agreement, Note, and Mortgage, agrees that the terms and provisions hereof (including, without limitation, each of the representations, warranties and covenants of Industrial Occupant herein) shall be deemed included in the Loan Agreement, Note and Mortgage and shall be enforceable under the Loan Agreement, Note and Mortgage as though Industrial Occupant had executed the Loan Agreement, Note and Mortgage and the terms and provisions hereof were expressly set forth in the Loan Agreement, Note and Mortgage, and agrees that whatever right, title and interest which it, its successors and assigns may have in and to the Premises under the Agreement or otherwise shall be, and the same are hereby expressly made subject and subordinate to the lien of the Mortgage and any other judgment, lien or encumbrance pursuant to the Note or Loan Agreement.

                                  ARTICLE IV
                 Special Covenants of the Industrial Occupant

      The Industrial Occupant covenants and agrees as follows:
      Section 4.01.     Necessary  Machines.   The  Industrial  Occupant  will
supply or cause to be supplied all machinery and/or equipment necessary for the operation of the Project.

      Section 4.02. No Removal of Jobs. The establishment of the Project by the Borrower and the Industrial Occupant at the Premises will not cause the removal of an industrial or manufacturing plant or facility or research and development facility or agricultural enterprise controlled directly or indirectly by the Industrial Occupant or any Affiliate from one area of the Commonwealth of Pennsylvania to another area of the Commonwealth, nor result in the reduction of the number of employees at any other plant controlled by the Industrial Occupant or any Affiliate currently located in the Commonwealth of Pennsylvania.
      Section 4.03. Operations and Number of Jobs. The Industrial Occupant will create, or retain, as the case may be, at the Premises within three years from the date of the grant of a permit for occupancy of the Premises by the Department of Labor and Industry, no less than the number of jobs specified to be created or retained in the Application.
      Section 4.04. Certificate re Jobs. The Industrial Occupant will annually provide PIDA with a certificate executed by an authorized officer setting forth the number of employees, and their respective job classifications (skilled, semi-skilled and unskilled), employed by the Industrial Occupant or any subsidiary during the previous year at the Project, together with such other related information as PIDA may request.
      Section 4.05. Nondiscrimination. The Industrial Occupant and its subsidiaries will not discriminate against any employee or against any
applicant  for  employment  because  of  race,  religion,   color,   handicap,
ancestry, national origin, sex or age, in any manner, including but not limited to the following activities: employment; upgrading, demotion or transfer;

recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Industrial Occupant hereby accepts and agrees to be bound by the nondiscrimination provisions set forth in Exhibit 4.05 hereto, and will cause comparable nondiscrimination provisions to be inserted into all Project contracts.
      Section 4.06. Employee Benefit Plans. The Industrial Occupant and its Subsidiaries shall: (i) fund all of their employee pension benefit plans, to the extent required, in accordance with the minimum funding standards of Section 302 of ERISA and Section 412 of the Code, except where the failure to do so would not have a material adverse effect on the continuing operations of the Industrial Occupant; (ii) make all payments of contributions to all employee benefit plans within the time periods established in ERISA and the Code, except where the failure to do so would not have a material adverse effect on the continuing operations of the Industrial Occupant; (iii) furnish PIDA, upon its request, with copies of all reports or other statements filed with the United States Department of Labor, the Internal Revenue Service or the Pension Benefit Guaranty Corporation, or any other agencies, whether federal, state, or local, with respect to all employee benefit plans; (iv) advise PIDA within ten days of the occurrence of any "reportable event" or "prohibited transaction," within the respective meanings of these terms in ERISA and the Code, with respect to any employee benefit plan to which the Industrial Occupant or any Subsidiary contributes, potentially having a material adverse effect on the continuing operations of the Industrial Occupant; and (v) promptly advise PIDA of any audit or investigation of any employee benefit plans by the Internal Revenue Service or Department of Labor or any other governmental agency or any threatened or proposed action by any such agency affecting the status of, and deductibility of contributions to, any employee benefit plans, potentially having in any such case a material adverse effect on the continuing operations of Industrial Occupant.

      Section 4.07.     Environmental Compliance.
            (a) Except as described on Exhibit 2.12 hereto, the Project and the Industrial Occupant's operations at the Premises shall comply with all Environmental Laws in all material respects (including, without limitation, in all respects having a significant effect on the quality of air or surface or ground water in the vicinity of the Premises).
            (b) Without limiting the generality of the foregoing, the Industrial Occupant shall keep the Project and Premises free of Hazardous Materials except to the extent that such Hazardous Materials are stored and/or used in compliance with all Environmental Laws. The Industrial Occupant shall not suffer or permit the Premises to be used to generate, manufacture, refine, transport, treat, dispose of, transfer, produce or process Hazardous Materials in violation of any Environmental Laws. In addition, Industrial Occupant shall not suffer or permit any tenant, subtenant or occupant to release any Hazardous Materials onto the Premises or onto adjacent property in violation of any Environmental Laws.
            (c)  The  Industrial   Occupant  shall  immediately  upon  obtaining
knowledge of any of the following notify the appropriate regulatory agency in writing, with a copy to PIDA:
                  (i) the release of any Hazardous Material or any other substance regulated by the Environmental Laws, from, on or about the Premises in violation of any Environmental Law;

                  (ii)  receipt  by the  Industrial  Occupant,  or  any  tenant, subtenant or occupant of the Premises, of any notice concerning the Premises of any violation of any applicable Environmental Law;
                  (iii) any  violation  affecting  the Project or the Premises of any applicable Environmental Law; and
                  (iv) any claim or claims made against the Industrial  Occupant relating to the Project or the Premises relating to damage, contribution, cost of recovery, compensation, loss or injury resulting from any Hazardous Material or any other substance regulated by any applicable Environmental Law; provided that notice to PIDA shall not be required pursuant to this Section 4.07 so long as (A) the business of Industrial Occupant carried on at the Project is of a character that, notwithstanding exercise of all possible care on the part of Industrial Occupant, routinely produces discharges regulated under applicable Environmental Laws, (B) such release, claim or violation relates to a discharge of the character referred to in clause (A) hereof, and (C) such release, claim or violation will not have a material adverse effect on the operations being carried on at the Project or the operations or financial condition of the Industrial Occupant.
            (d) The Industrial Occupant, at its sole expense, shall conduct and complete all investigations, studies, sampling and testing, and all removal and other actions necessary to clean up and remove all Hazardous Materials on, under, from or affecting the Project or the Premises if required by and in accordance with all applicable federal, state and local laws, ordinances, rules, regulations and policies, in accordance with the orders and directives of all federal, state and local governmental authorities, to the reasonable satisfaction of PIDA. The Industrial Occupant shall at all times keep the Project and the Premises free of any lien imposed pursuant to any Environmental Law including, without limitation, any Environmental Law relating to any Hazardous Material.

            (e)  The  Industrial  Occupant  shall  indemnify,  defend  and  hold harmless the Borrower, PIDA, and the Commonwealth of Pennsylvania and their respective employees, agents, officers and directors, including, without limitation, any engineer or environmental consultant retained by Borrower or PIDA (such parties collectively, "Indemnified Parties"), from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, including without limitation reasonable attorney fees, fees of environmental consultants and laboratory fees, arising out of or in any way related to the following matters: (i) the presence, disposal, release or threatened release of any Hazardous Materials, on, over, under, from or affecting the Project or the Premises or the soil, water, vegetation, buildings, personal property, persons or animals thereon; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any Hazardous Materials on, over, under, released from or affecting the Project or the Premises; (iii) any lawsuit brought or threatened, settlement reached or governmental order relating to such Hazardous Materials with respect to the Project or the Premises; (iv) any violation of laws, orders, regulations, requirements or demand of government authorities, which are based upon or in any way related to any Hazardous Materials on, over, under, released from or affecting the Project or the Premises; and/or (v) the breach of any warranty, representation or covenant of the Industrial Occupant contained in this Agreement relating to the Environmental Laws.

            (f) (i) In the event PIDA shall have reasonable cause to suspect that the Industrial Occupant has failed to comply with the terms of this Agreement, or shall have reasonable cause to suspect that any Hazardous Materials exist on the Premises in violation of any Environmental Laws, PIDA may direct the Industrial Occupant to obtain, or if the Industrial Occupant shall have failed or refused to so obtain after thirty (30) days notice from PIDA, PIDA may obtain, an environmental audit of the Premises, at the sole expense of the Industrial Occupant; (ii) the nature and scope of the environmental audit shall be determined by PIDA, in its reasonable judgment; (iii) the Industrial Occupant shall permit PIDA and PIDA's agents and employees access to the Project and the Premises for the purpose of monitoring or conducting the environmental audit, as the case may be, and shall otherwise reasonably cooperate and provide such additional information as may be requested by PIDA or its agents and employees; (iv) the Industrial Occupant shall comply with all reasonable recommendations relating to amelioration of violation of any Environmental Laws contained in the environmental audit, including, but not limited to, any recommendations for additional testing or studies to detect the presence of Hazardous Materials or contamination caused by Hazardous Materials, at the sole cost and expense of the Industrial Occupant; (v) in the event the Industrial Occupant fails to pay for the cost of the environmental audit or any remedial actions or additional testing recommended thereby, relating to amelioration of violation of any Environmental Laws, PIDA may pay for same; and (vi) each payment made by PIDA shall become a part of the indebtedness evidenced by the Note and secured by the Mortgage, shall be due and payable upon demand, and shall bear interest at the default rate of interest established in the Note, until paid in full by the Industrial Occupant.

            (g) The liability under this Section 4.07 shall in no way be limited or impaired by (i) any extension of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of the Note or any sale or transfer of all or part of the Project or the Premises, (iii) the discharge of the Note, (iv) any exculpatory provisions in any of the Loan Documents limiting PIDA's recourse to any other security, (v) the accuracy or inaccuracy of the representations and warranties made by the Industrial Occupant; (vi) the release of the Industrial Occupant or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, PIDA's voluntary act (other than the execution and delivery by PIDA of an instrument of release expressly and specifically referring to Industrial Occupant's indemnification obligations), or otherwise, (vii) the release or substitution in whole or in part of any security for the Note; or (viii) PIDA's failure to file any mortgage or UCC financing statements (or PIDA's improper filing of any thereof) or to otherwise perfect, protect, secure or insure any mortgage, security interest or lien given as security for the Note; and, in any such case, whether with or without notice to the Industrial Occupant and with or without consideration.
            (h) The indemnity provisions contained in this Section 4.07 hereof shall survive any judicial foreclosure, foreclosure by power of sale, deed in lieu of foreclosure, transfer of the property by the Industrial Occupant or PIDA, and payment of the Loan in full, provided, however, that such indemnity provisions shall at no time accrue to, or be construed to benefit, any other third-party entity (other than an Indemnified Party or a successor in interest or assign of PIDA) no matter how such other third-party entity obtains title or any interest in the Project or Premises.

            The liability covered by the indemnity provision shall include, but not be limited to, losses sustained by an Indemnified Party for (i) amounts owing under the Loan and the Loan Documents, (ii) amounts arising out of personal injury or death claims, (iii) amounts charged to such Indemnified Party for any environmental or Hazardous Materials clean up costs and expenses, liens, or other such charges or impositions, (iv) payment for fees, court costs, environmental tests and design studies, and (v) any other amounts reasonably expended by any such Indemnified Party.
      Section 4.08. Compliance with Agreements and Laws; Payment of Obligations. The Industrial Occupant will act in accordance with all applicable agreements, laws, rules, regulations, orders, judgments, injunctions, decrees, resolutions, permits, franchises, determinations or awards of any administrative or governmental authority or administrative or governmental organization, non-compliance with which could have a material adverse effect on the ability of the Industrial Occupant to carry on the operations at the Project contemplated in the Application or make payments or perform and observe its other material obligations under any of the Loan Documents.
            The Industrial Occupant will pay and discharge all bills, claims and charges relating to the Project or the Premises, including without limitation claims for taxes and claims of laborers, mechanics and materialmen (collectively, "Project Claims"), prior to the time the holder of any Project Claim lawfully may cause any judgment or writ of execution to be filed or lodged against the Premises as a result of such Project Claim.
      Section 4.09. Maintenance and Operations of Project. The Industrial Occupant will maintain and diligently operate the Project in a good and workmanlike manner consistent with sound operating procedures, and cause all machinery, equipment and facilities of any kind now or hereafter forming part of the Project or necessary for the development thereof or the operation or maintenance of the Project, to be provided and to be kept in good and efficient operating condition, and all repairs, replacements, additions and improvements thereto required to such end to be promptly made.

            The Industrial Occupant will not permit, commit or suffer any material waste with respect to the Project, nor use or permit the use of the Project for any unlawful purpose or any purpose other than (i) the purpose stated in the Application or (ii) a purpose eligible, at the time of commencement thereof, for financing by PIDA under the PIDA Act, regulations, statements of policy, guidelines and interpretations of the PIDA Board and staff as in effect from time to time ("PIDA-Eligible") or permit any nuisance to exist on the Premises, and not sell, transfer, lease, mortgage, pledge, convey or otherwise dispose of the Project or Premises or any interest therein except with the written consent of PIDA.
            The Industrial Occupant will carry on in good faith at the Premises substantial PIDA-Eligible manufacturing, industrial or other activities.
      Section 4.10. Preservation of Corporate Existence, etc. Except as otherwise permitted in Section 4.21, the Industrial Occupant will (a) maintain and preserve its corporate existence and the right to carry on its business with respect to the Project, and (b) duly procure and maintain all necessary licenses, franchises, permits and other documents necessary or appropriate in connection therewith and all necessary renewals and extensions thereof.

      Section 4.11. Inspection. The Industrial Occupant will allow upon reasonable prior written notice by PIDA to the Industrial Occupant, any representative of PIDA to visit and inspect the Project and all or any of the facilities or operations thereof, all at such reasonable times and as often as PIDA or any such representative may request.
      Section 4.12. Financial Statements. During the term of the Loan, the Industrial Occupant will provide PIDA with:
            (a) financial  statements  for the  Industrial  Occupant  within one hundred twenty (120) days after the close of each fiscal year including balance sheets, statements of income and reconciliations of equity, in accordance with generally accepted accounting principles, reviewed by an independent certified public accountant satisfactory to PIDA, provided that if the Industrial Occupant is a corporation subject to the reporting requirements of the Exchange Act, the Industrial Occupant's obligation under this paragraph shall be satisfied by delivery to PIDA of the financial statements required to be filed by the Industrial Occupant under the Exchange Act in its annual reports;
            (b) with reasonable  promptness,  such other information  respecting the business, operations and condition (financial or otherwise) of the Industrial Occupant as PIDA may from time to time reasonably request, including information relating to the Project; and
            (c)  with  reasonable  promptness,  after  it  becomes  known to the
Industrial Occupant, reasonably complete information on material adverse developments which may reasonably be expected to threaten the completion or continued operation of the Project.
      Section 4.13. Compliance Certificates. If PIDA shall so request, the Industrial Occupant will provide PIDA with annual Compliance Certificates executed by officers authorized to execute and deliver the same within 120 days of each fiscal year's end reciting compliance with representations, warranties and covenants.
      Section 4.14. Insurance. The Industrial Occupant will maintain the insurance required by the Mortgage.

      Section 4.15. Assignment and Subleases. Except as expressly permitted in writing by PIDA, the Industrial Occupant shall not assign or sublease any portion of the Premises, and shall not lease any portion of the Premises to or permit any portion thereof to be occupied by any person other than Industrial Occupant, and in no event shall the portion of the Project occupied by persons other than the Industrial Occupant exceed 30% of the leasable space of the Project. In the event any portion of the Project is leased, subleased or assigned to or otherwise occupied by any person other than the Industrial Occupant, the Industrial Occupant shall pay to PIDA as a prepayment under the Note, in addition to any other payments required thereunder, 50% of (i) the gross rent or equivalent charges received by the Industrial Occupant relating to such occupancy, less only (ii) the proportionate amount of taxes, insurance, and utilities allocable to the portion of the Premises being so leased, subleased or assigned.
      Section 4.16. Direct Payment. The Industrial Occupant will make all payments assumed by it pursuant to Section 3.01 hereof directly to PIDA, at such address as PIDA may specify from time to time.

      Section 4.17. Accuracy of Information Supplied. The Industrial Occupant will ensure that all information prepared by the Industrial Occupant and supplied to PIDA or any third party under the provisions of this Agreement for the purpose of any report or certificate to be furnished to PIDA in connection with this Agreement or any of the Loan Documents will at the time it is supplied be true and accurate in all material respects, except that (i) financial statements and other statements expressly effective as of a particular date prior to the date when furnished are required only to be true and accurate or (in the case of financial statements) fairly to present what they purport to present, in either case as of the effective date thereof, and (ii) to the extent any such information is based upon or constitutes a forecast, projection or other data which by its nature is uncertain, the Industrial Occupant is committed only to act in good faith and utilize due and careful consideration and the best information then known to it in preparing such information. With respect to all information prepared by third parties and supplied by the Industrial Occupant to PIDA and/or any third party under the provisions hereof for the purpose of any report or certificate to be furnished to PIDA in connection with this Agreement or any of the Loan Documents, the Industrial Occupant shall deliver a written notice to PIDA as soon as possible if it believes that such information is not complete and accurate in all material respects, which written notice shall include the basis for such belief.
      Section 4.18. Notice of Defaults. The Industrial Occupant will give prompt notice to PIDA of the occurrence of any Event of Default under the Loan Documents either on its part, or on the part of the Borrower of which the Industrial Occupant becomes aware.
      Section 4.19. Further Assurances. The Industrial Occupant will make, execute or endorse, and acknowledge and deliver or file, all such vouchers, invoices, notices and certifications and additional agreements, undertakings, conveyances, transfers, assignments, financing statements, continuation statements or further assurances, and take any and all such other actions, as PIDA may reasonably deem necessary or advisable from time to time in connection with the Loan or the Loan Documents to assure or confirm to PIDA and perfect all or any part of the security for the Loan and any other obligations of the Industrial Occupant.

      Section 4.20. Indemnification. To the extent permitted by applicable law, the Industrial Occupant hereby indemnifies and holds harmless the Indemnified Parties from and against any and all claims, damages, losses, liabilities, costs or expenses (including all reasonable fees or expenses resulting from the settlement of any claims or liabilities and reasonable attorneys' fees) (collectively, "Indemnified Claims") whatsoever which the Indemnified Party may incur (or which may be claimed against the Indemnified Party by any person or entity whatsoever) by reason of or in connection with (a) the issuance of the Loan, (b) any breach by the Industrial Occupant of any representation, warranty, covenant, term or condition in, or the occurrence of any default under, this Agreement or the Loan Documents, and (c) involvement of the Indemnified Party in any legal suit, investigation, proceeding, inquiry or action as a consequence, direct or indirect, of PIDA's issuance of the Loan, PIDA's or the Borrower's entering into this Agreement or any of the Loan Documents or any other event or transaction contemplated by any of the foregoing; provided, however, that (i) the Indemnified Party shall within sixty (60) days of becoming aware of (A) its actual or potential liability for any Indemnified Claim or (B) the formal assertion against it in writing of any Indemnified Claim, have notified the Industrial Occupant of such Indemnified Claim and tendered to the Industrial Occupant the defense of such claim; (ii) that no Indemnified Claim shall be paid or compromised without the consent of the Industrial Occupant, which shall not unreasonably be withheld and shall be deemed given if the Industrial Occupant does not object, by a notice in writing to the Indemnified Party, to the payment or compromise of such Indemnified Claim within 10 calendar days after the Indemnified Party has given to the Industrial Occupant notice of the proposed payment or compromise thereof, and (iii) the Industrial Occupant shall not be required to indemnify an Indemnified Party hereunder for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the gross negligence or willful misconduct of such Indemnified Party.
            The liability under this Section 4.20 shall in no way be limited or impaired by (i) any extension of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of the Note or any sale or transfer of all or part of the Project or the Premises, (iii) the discharge of the Note, (iv) any exculpatory provisions in any of the Loan Documents limiting PIDA's recourse to any other security, (v) the accuracy or inaccuracy of the representations and warranties made by the Industrial Occupant; (vi) the release of the Industrial Occupant or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, PIDA's voluntary act (other than the execution and delivery by PIDA of an instrument of release expressly and specifically referring to Industrial Occupant's indemnification obligations), or otherwise, (vii) the release or substitution in whole or in part of any security for the Note; or (viii) PIDA's failure to file any mortgage or UCC financing statements (or PIDA's improper filing of any thereof) or to otherwise perfect, protect, secure or insure any mortgage, security interest or lien given as security for the Note; and, in any such case, whether with or without notice to the Industrial Occupant and with or without consideration.
            The indemnity provisions contained in this Section 4.20 hereof shall survive any judicial foreclosure, foreclosure by power of sale, deed in lieu of foreclosure, transfer of the property by the Industrial Occupant or PIDA, and payment of the Loan in full, provided, however, that such indemnity provisions shall at no time accrue to, or be construed to benefit, any other third-party entity (other than an Indemnified Party or a successor in interest or assign of PIDA) no matter how such other third-party entity obtains title or any interest in the Project or Premises.
            The liability covered by the indemnity provision shall include, but not be limited to, losses sustained by an Indemnified Party for (i) amounts owing under the Loan and the Loan Documents, (ii) amounts arising out of personal injury or death claims, (iii) amounts charged to an Indemnified Party for any environmental or Hazardous Materials clean up costs and expenses, liens, or other such charges or impositions, (iv) payment for fees, court costs, environmental tests and design studies, and (v) any other amounts reasonably expended by an Indemnified Party.

      Section 4.21.     Negative Covenants.
            (a) Without the prior written consent of PIDA, the Industrial Occupant shall not permit, allow or suffer to exist, any lien, judgment, mortgage, or encumbrance to be placed against the Premises or any interest therein, or enter into any agreement requiring, contemplating or providing for placement of any such judgment, mortgage, lien or encumbrance, except (i) mortgages, liens and encumbrances expressly provided for in the Application to which PIDA shall not have objected in writing, and (ii) that the terms of this
Section 4.21(b) shall not be deemed to prohibit execution of any note or credit instrument not providing for any specific lien against the Premises but permitting confession of judgment against the Industrial Occupant subsequent to an event of default thereunder so long as judgment is not confessed thereunder.
            (b) The Industrial Occupant will not change its name without notice to PIDA.
            (c)  Without  the prior  written  consent  of PIDA,  the  Industrial
Occupant shall not (i) merge, consolidate or divide, whether or not the Industrial Occupant is the surviving corporation, (ii) sell, transfer, assign, lease, mortgage, lien, pledge or otherwise convey or dispose of all or any material part of its assets, except in the ordinary course of business, (iii) effect a reorganization, recapitalization or reclassification of its capital stock or equity securities the effect of which is materially to reduce tangible net assets or shareholders' equity of Industrial Occupant, (iv) issue, redeem, purchase or retire any of its capital stock or equity securities or grant or issue any warrant, right or option pertaining thereto or other security convertible into any of the foregoing, except pro rata among existing security holders the effect of which is not materially to reduce tangible net assets or shareholders' equity, or (v) permit any change in ownership of its capital stock or equity securities from that previously disclosed to PIDA in connection with the Loan.


                                   ARTICLE V
                            Confession of Judgment

      Section 5.01. THE FOLLOWING PARAGRAPHS SET FORTH WARRANTS OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST THE INDUSTRIAL OCCUPANT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE INDUSTRIAL OCCUPANT, THE INDUSTRIAL OCCUPANT HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND, ON THE ADVICE OF THE SEPARATE COUNSEL OF THE INDUSTRIAL OCCUPANT, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE INDUSTRIAL OCCUPANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA, EXCEPT AS EXPRESSLY SET FORTH HEREIN AND IN THE RULES OF THE PENNSYLVANIA RULES OF CIVIL PROCEDURE PERTAINING TO CONFESSED JUDGMENTS, AS FROM TIME TO TIME IN EFFECT.

      (A) (i) IF ANY REPRESENTATION OR WARRANTY MADE BY THE INDUSTRIAL OCCUPANT HEREUNDER SHALL PROVE TO HAVE BEEN INCORRECT IN ANY MATERIAL RESPECT WHEN

MADE; (ii) IF INDUSTRIAL OCCUPANT SHALL FAIL, AFTER EXPIRATION OF ANY APPLICABLE GRACE, NOTICE AND/OR CURE PERIODS, TIMELY TO MAKE ANY OF THE PAYMENTS OR DISCHARGE ANY OF THE DUTIES OF BORROWER ASSUMED BY INDUSTRIAL OCCUPANT HEREUNDER; OR (iii) IF INDUSTRIAL OCCUPANT SHALL FAIL IN ANY MATERIAL RESPECT TO CARRY OUT ANY OF THE COVENANTS OF INDUSTRIAL OCCUPANT HEREUNDER OR UNDER ANY OF THE LOAN DOCUMENTS EXECUTED AND DELIVERED BY, OR THE OBLIGATIONS UNDER WHICH WERE ASSUMED BY, INDUSTRIAL OCCUPANT, THE BENEFITS OF WHICH WERE ASSIGNED TO PIDA AS SECURITY FOR THE LOAN, AND SUCH FAILURE SHALL CONTINUE IN EFFECT, AFTER NOTICE OF SUCH FAILURE TO INDUSTRIAL OCCUPANT HEREUNDER, FOR NOT LESS THAN THIRTY DAYS: THEN, IN ANY SUCH EVENT (OF WHICH AN AFFIDAVIT ON BEHALF OF PIDA SHALL BE SUFFICIENT EVIDENCE) INDUSTRIAL OCCUPANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR FOR AND TO ENTER AND CONFESS JUDGMENT AGAINST THE INDUSTRIAL OCCUPANT, AT ANY TIME OR TIMES AND AS OF ANY TERM, FOR ANY AND ALL SUMS DUE AND OWING TO PIDA BY VIRTUE OF INDUSTRIAL OCCUPANT'S ASSUMPTION OF THE BORROWER'S OBLIGATIONS UNDER THE NOTE, MORTGAGE AND LOAN AGREEMENT AND/OR INDUSTRIAL OCCUPANT'S OBLIGATIONS UNDER ANY OF THE LOAN DOCUMENTS EXECUTED AND DELIVERED BY, OR THE OBLIGATIONS UNDER WHICH WERE ASSUMED BY, INDUSTRIAL OCCUPANT, THE BENEFITS OF WHICH WERE ASSIGNED TO PIDA AS SECURITY FOR THE LOAN, WITH OR WITHOUT DECLARATION, WITH INTEREST AND COSTS OF SUIT, WITHOUT STAY OF EXECUTION, AND WITH REASONABLE ATTORNEY'S FEES. THE INDUSTRIAL OCCUPANT AGREES THAT ANY OF ITS PROPERTY MAY BE LEVIED UPON TO COLLECT SAID
JUDGMENT  AND MAY BE SOLD  UPON A WRIT  OF  EXECUTION,  AND  HEREBY  WAIVES  AND
RELEASES ALL LAWS, NOW OR HEREAFTER IN FORCE, RELATING TO EXEMPTION, APPRAISEMENT OR STAY OF EXECUTION. THE AUTHORITY HEREBY GRANTED TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL THE INDUSTRIAL OCCUPANT HAS PAID ALL SUMS REQUIRED TO BE PAID BY THE INDUSTRIAL OCCUPANT AND HAS PERFORMED ALL OF THE OTHER OBLIGATIONS REQUIRED OF INDUSTRIAL OCCUPANT HEREUNDER.
            (B) IN CASE OF ANY BREACH OF THE TERMS OF SUBSECTION (A) OF THIS SECTION, (OF WHICH AN AFFIDAVIT ON BEHALF OF PIDA SHALL BE SUFFICIENT EVIDENCE), THEN, AND IN ANY SUCH EVENT, ANY ATTORNEY OF ANY COURT OF RECORD OF PENNSYLVANIA OR ELSEWHERE IS HEREBY AUTHORIZED AND EMPOWERED TO APPEAR FOR THE INDUSTRIAL OCCUPANT AND ALL PERSONS CLAIMING UNDER OR THROUGH THE INDUSTRIAL OCCUPANT, AND AS ATTORNEY FOR THE INDUSTRIAL OCCUPANT AND ALL PERSONS CLAIMING UNDER OR THROUGH THE INDUSTRIAL OCCUPANT, TO SIGN AN AGREEMENT FOR ENTERING AN AMICABLE ACTION OF EJECTMENT FOR

POSSESSION OF THE PREMISES OR ANY PART THEREOF AND TO CONFESS JUDGMENT THEREIN AGAINST THE INDUSTRIAL OCCUPANT, IN FAVOR OF PIDA, WHEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR THE POSSESSION OF THE PREMISES, WITHOUT ANY PRIOR COMPLAINT, WRIT OR PROCEEDING WHATSOEVER; AND FOR SO DOING THIS AGREEMENT, OR A COPY HEREOF VERIFIED BY AFFIDAVIT, SHALL BE HIS SUFFICIENT WARRANT. THIS POWER MAY BE EXERCISED AS OFTEN AS PIDA SHALL REQUIRE AND SHALL NOT BE EXHAUSTED BY ONE OR MORE OR BY ANY IMPERFECT EXERCISE THEREOF.
            IF FOR ANY REASON AFTER ANY SUCH ACTION HAS BEEN COMMENCED THE SAME SHALL BE DISCONTINUED OR POSSESSION OF THE PREMISES SHALL REMAIN IN OR BE RESTORED TO THE INDUSTRIAL OCCUPANT, PIDA SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER AMICABLE ACTIONS AS ABOVE PROVIDED TO COLLECT ALL SUMS DUE AND/OR TO RECOVER POSSESSION OF THE PREMISES. PIDA MAY BRING ANY SUCH AMICABLE ACTION IN EJECTMENT BEFORE OR AFTER JUDGMENT ON THE MORTGAGE OR ON THE NOTE, OR AFTER A SALE OF THE PREMISES BY THE SHERIFF. IF AFTER EXECUTION AND RETURN OF THE WRIT OF POSSESSION, THE INDUSTRIAL OCCUPANT SHALL REENTER INTO POSSESSION OF THE PREMISES, THE PROTHONOTARY, UPON PRAECIPE AND AFFIDAVIT SETTING FORTH THE FACTS FILED WITHIN THREE YEARS AFTER THE RETURN OF THE WRIT UPON WHICH EXECUTION WAS COMPLETED, SHALL ISSUE A NEW WRIT OF POSSESSION.

            (C) IF INDUSTRIAL OCCUPANT WISHES TO CHALLENGE ANY JUDGMENT CONFESSED PURSUANT TO THIS SECTION, IT SHALL DO SO ONLY BY FILING A PETITION TO OPEN THE JUDGMENT PURSUANT TO PENNSYLVANIA RULES OF CIVIL PROCEDURE RULE 2959, AS IN EFFECT FROM TIME TO TIME, ("RULE 2959") AND SHALL NOT OTHERWISE INTERFERE (BY FILING ANY CIVIL ACTION BILL IN EQUITY, OR OTHERWISE) WITH THE OPERATION OF THIS JUDGMENT GRANTED PURSUANT TO THIS SECTION. INDUSTRIAL OCCUPANT EXPRESSLY ACKNOWLEDGES THAT THE PROCEDURE AVAILABLE TO IT THROUGH RULE 2959 WILL PROVIDE IT WITH A FULL AND FAIR OPPORTUNITY TO BE HEARD AS TO ANY REASON WHY JUDGMENT SHOULD NOT BE ENTERED AGAINST IT.
            THE INDUSTRIAL OCCUPANT ACKNOWLEDGES THAT IT UNDERSTANDS THE MEANING AND EFFECT OF THE CONFESSION CONTAINED IN THE FOREGOING PARAGRAPHS. SPECIFICALLY, THE INDUSTRIAL OCCUPANT UNDERSTANDS AMONG OTHER THINGS THAT (1) IT IS RELINQUISHING THE RIGHT TO HAVE THE BURDEN OF PROOF OF DEFAULT REST ON PIDA PRIOR TO THE ENTRY OF JUDGMENT, (2) THE ENTRY OF JUDGMENT MAY RESULT IN A LIEN ON ITS PROPERTY, (3) IT WILL BEAR THE BURDEN AND EXPENSE OF ATTACKING THE JUDGMENT AND CHALLENGING EXECUTION ON THE LIEN AND SALE OF THE PROPERTY COVERED THEREBY, AND (4) ENOUGH OF ITS PROPERTY MAY BE TAKEN TO PAY THE PRINCIPAL AMOUNT, INTEREST COSTS AND ATTORNEY'S FEES.



                                    ARTICLE VI
                                    Miscellaneous

      Section 6.01. Obligations Unconditional. The obligations of the Industrial Occupant to PIDA under this Agreement and each of the Loan Documents shall be absolute and unconditional without defense or set-off by reason of any default by the contractors under the contracts relating to the Project or by Borrower or by PIDA under this Agreement, any of the Loan Documents, or under any other agreement between the Borrower and the Industrial Occupant or between the Industrial Occupant and PIDA, or for any other reason, including without limitation failure to complete the Project, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project, commercial frustration of purpose, or failure of the Borrower or PIDA to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with the Loan, it being the intention of the parties that the payments required by Industrial Occupant under each of the Loan Documents will be paid in full when due without any delay or diminution whatsoever. Payments and additional sums required to be paid by Industrial Occupant to PIDA under any of the Loan Documents shall be received by PIDA as net sums and the Industrial Occupant agrees to pay or cause to be paid all charges against or which might diminish such net sums. The provisions of this Section shall not impair the ability of the Industrial Occupant or any other person to bring an independent action against PIDA with respect to any cause of action which such person may have against PIDA.
      Section 6.02. Provisions Complementary. The provisions of this Agreement shall be in addition to those of any other Loan Document. All of such provisions shall be construed as complementary to each other. Nothing contained herein shall prevent PIDA from enforcing any and all of such provisions in accordance with their respective terms.

      Section 6.03. Rights and Remedies. The terms hereof and of each of the Loan Documents shall be liberally construed in favor of PIDA to effectuate the purposes hereof. No delay or failure on the part of PIDA in exercising any right, power or privilege under any of the Loan Documents shall affect such right, power or privilege; nor shall any single or partial exercise thereof or any abandonment, waiver, or discontinuance of steps to enforce such a right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies of PIDA under any of the Loan Documents are cumulative and concurrent and not exclusive of any rights or remedies which it might otherwise have. PIDA shall have the right at all times to enforce the provisions of the Loan Documents and all related documentation in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of PIDA in refraining from so doing at any time or times. The failure of PIDA at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of such Loan Document or any such documentation or as having in any way or manner modified or waived the same. All rights and remedies of PIDA are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

      Section 6.04. Offset Clause. The Industrial Occupant agrees that the Commonwealth of Pennsylvania may set off the amount of any state tax liability or other debt of the Industrial Occupant or its respective subsidiaries that is owed to the Commonwealth and not being contested on appeal against any payments due the Industrial Occupant under this or any other contract with the Commonwealth.
      Section 6.05.     Contractor  Responsibility  Provisions.   Included  in
and made a part of this Agreement is Exhibit 6.05, a clause pertaining to Contractor Responsibility.
      Section 6.06. Contractor Integrity. The Industrial Occupant covenants that it presently has no interest and shall not acquire any interest, direct or indirect, which would conflict in any manner or degree with the performance of its obligations hereunder. Included in and made a part of this Agreement is
Exhibit 6.06, a clause pertaining to Contractor Integrity.
      Section 6.07. Americans with Disabilities Act Provisions. Included in and made a part of this Agreement is Exhibit 6.07, a clause pertaining to compliance with the Americans with Disabilities Act.
      Section 6.08. Assignment; Beneficiaries. This Agreement and each of the Loan Documents shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of PIDA and the Industrial Occupant. Although PIDA has no present intention to convey, pledge or otherwise assign its rights under the Loan Documents, it may nevertheless do so in whole or in part without notice to any person (including, without limitation, the Industrial Occupant). The Industrial Occupant has no right to assign any of its rights or obligations hereunder or under any of the Loan Documents without the prior written consent of PIDA, and any such assignment without the prior written consent of PIDA shall be void.
            The Industrial Occupant and PIDA intend that no person (other than Borrower and any Indemnified Party) shall have any claim or interest under this Agreement or any of the Loan Documents or right of action thereunder.
      Section 6.09. Amendments. This Agreement and the Loan Agreement may be modified or amended only by a written instrument duly executed by PIDA, the Borrower, and the Industrial Occupant. Each of the remaining Loan Documents may be modified only by a written instrument duly executed by PIDA and the remaining parties to the particular Loan Document.

      Section 6.10. Notices. Notices required hereunder, or any correspondence concerning this Agreement shall be directed to the following addresses and shall be deemed properly given (i) if delivered by hand, (ii) if sent by certified mail, return receipt requested, postage prepaid, or by recognized overnight courier service (including, without limitation, Federal Express or United Parcel Service overnight service), charges prepaid; or (iii) if sent by facsimile, with a copy sent by first class U.S. Mail, postage prepaid.

            (a)   If PIDA:

                  THE   PENNSYLVANIA   INDUSTRIAL   DEVELOPMENT   AUTHORITY  c/o
                  Department of Community and Economic Development Room 480, Forum Building Harrisburg, Pennsylvania 17120
                  FAX:  (717) 772-2890

                       Attention:  Administrator

            (b)   If Industrial Occupant:

                  PIERCING PAGODA, INC.
                  3910 Adler Place, P.O. Box 25007
                  Lehigh Valley, Pennsylvania  18002

            (c)   If Borrower:

                  NORTHAMPTON COUNTY NEW JOBS CORP.
                  One S. Third Street, 7th Floor, P.O. Box 637
                  Easton, Pennsylvania  18044


Notices and communications hereunder shall be deemed sufficiently given when dispatched pursuant to the foregoing provisions. Notices and communications delivered by hand shall be effective upon receipt; notices and communications sent by fax, with a copy by first class U.S. Mail, shall be effective upon dispatch; notices and communications sent by recognized overnight courier service shall be effective on the business day following dispatch; and notices sent by certified mail shall be effective on the third business day following dispatch. The parties hereto may, by a notice given hereunder, designate any further or different addresses to which any subsequent notice or communication hereunder shall be sent.
      Section 6.11. Delivery to PIDA. Any materials delivered to PIDA's independent engineer or financial consultant shall be deemed to have been delivered to PIDA, provided that any amendment or supplement to information delivered shall be deemed effectively delivered only if delivered to the same entity as received the original information.Section 6.12. Severability; Interest Limitation. If any provision hereof or of the Loan Documents is found by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction, it shall be ineffective as to such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision as to such jurisdiction to the extent it is not prohibited or unenforceable, nor invalidate such provision in any other jurisdiction, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of PIDA in order to effect the provisions of this Agreement. Notwithstanding anything to the contrary herein contained, the total liability of the Industrial Occupant for payment of interest pursuant to the Loan Documents shall not exceed the maximum amount, if any, of such interest permitted by applicable law to be contracted for, charged or received, and if any payments by the Industrial Occupant to PIDA include interest in excess of such a maximum amount, PIDA shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to the Industrial Occupant; provided that, to the extent permitted by applicable law, in the event the interest is not collected, is applied to principal or is refunded pursuant to this sentence and interest thereafter payable pursuant hereto shall be less than such maximum amount, then such interest thereafter so payable shall be increased up to such maximum amount to the extent necessary to recover the amount of interest, if any, theretofore uncollected, applied to principal or refunded pursuant to this sentence. Any such application or refund shall not cure or waive any Event of Default. In determining whether or not any interest payable under the Loan Documents exceeds the highest rate permitted by law, any nonprincipal payment (except payments specifically stated to be "interest") shall be deemed, to the extent permitted by applicable law, to be an expense, fee, premium or penalty rather than interest.
      Section 6.13. Complete Agreement. The Loan Documents constitute the entire agreement between PIDA and the Industrial Occupant. The Loan Documents supersede and replace all prior agreements related to the subject matter thereof including, without limitation, the Commitment, except to the extent such prior agreements are expressly incorporated by reference or otherwise referred to.
      Section 6.14. Consent to Jurisdiction; Venue. The Industrial Occupant hereby irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement or the Loan Documents may be brought in any federal or state court located in or whose district includes Harrisburg, Pennsylvania or the county wherein the Project is located and consents to the jurisdiction of such court in any such suit, action or proceeding, and (b) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Industrial Occupant hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by mailing of copies of such process to the Industrial Occupant at its address provided under or pursuant to Section 6.10. The Industrial Occupant agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this section shall be by certified or registered mail, return receipt requested. Nothing in this section shall affect the right of PIDA to serve legal process in any other manner permitted by law or affect the right of PIDA to bring any suit, action or proceeding against the Industrial Occupant or its property in the courts of any other jurisdiction.
      Section 6.15.     Governing  Law. This  Agreement  shall be governed by,
and  construed  in  accordance   with,  the  laws  of  the   Commonwealth   of
Pennsylvania without reference to its principles of conflicts of law.
      Section 6.16. Survival of Covenants. All covenants made or assumed by the Industrial Occupant in any of the Loan Documents shall survive the delivery of this Agreement and the Loan Documents and until the Loan is prepaid in full, unless a longer term is expressly provided therein, in which event such longer term shall apply.
      Section 6.17. Accounting Terms. Each accounting term not defined herein and each accounting term partly defined herein, to the extent not defined herein, shall have the meaning given it under generally accepted accounting principles as in effect from time to time in the United States of America, consistently applied.
      Section 6.18. Rules of Construction. In this Agreement, unless otherwise indicated, (i) defined terms may be used in the singular or the plural and the use of any gender includes all genders, (ii) the words, "hereof", "herein", "hereto", "hereby" and "hereunder" refer to this entire Agreement and (iii) all references to particular Articles or Sections are references to the Articles or Sections of this Agreement.
      Section 6.19. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement. The Industrial Occupant shall be referred to as Contractor in Exhibits 4.05, 6.05, 6.06 and 6.07.
      Section 6.20.     Exhibits.   All   exhibits  to  this   Agreement   are
incorporated within this Agreement and constitute a part thereof.
      Section 6.21. Descriptive Headings. Descriptive headings of the several Articles and Sections of this Agreement are intended for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
      Section 6.22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. All signatures need not appear on the same copy hereof.
      Section 6.23. Seal. This Agreement is intended to take effect as an instrument under seal.

      IN WITNESS WHEREOF, the Industrial Occupant, intending to be legally bound hereby, has caused this Consent, Subordination and Assumption Agreement to be executed on its behalf by the undersigned duly authorized officers and its corporate seal to be affixed hereto as of the day and year first above written.

ATTEST:                                   PIERCING PAGODA, INC.




By
Secretary                                      President

(CORPORATE SEAL)


The terms and conditions of the foregoing Consent, Subordination and Assumption Agreement are hereby approved and agreed to, with the express understanding that the undersigned's obligations under the Loan Agreement, Note and Mortgage are not relieved or in any way diminished by virtue of the Industrial Occupant's execution of this Agreement.

ATTEST:                                   NORTHAMPTON COUNTY NEW JOBS CORP.



By
Secretary                                      President

(CORPORATE SEAL)




                                  EXHIBIT "A"

                                 THE PREMISES

                                 EXHIBIT 2.03

                              NECESSARY APPROVALS

NONE


                                 EXHIBIT 2.09

                     LIABILITIES NOT PREVIOUSLY DISCLOSED

NONE


                                 EXHIBIT 2.11

                               ERISA DISCLOSURES

NONE


                                 EXHIBIT 2.12

                           ENVIRONMENTAL DISCLOSURES

NONE


                                 EXHIBIT 2.13

                              ACTS OF BANKRUPTCY

NONE


                                 EXHIBIT 2.14

                             CRIMINAL CONVICTIONS

NONE


                                 EXHIBIT 2.15

                             OCCUPANCY AGREEMENTS

NONE


                                 EXHIBIT 2.16

                               NECESSARY PERMITS

NONE

                                 EXHIBIT 2.17

                          NECESSARY TECHNOLOGY, ETC.

NONE


                                 EXHIBIT 2.18

                                  VIOLATIONS

NONE


                                 EXHIBIT 2.19

                                PERMITTED LIENS

      A First Mortgage in the amount of $1,980,000 to the CoreStates Bank, N.A. dated , 1998.

                                 EXHIBIT 4.05

                           NONDISCRIMINATION CLAUSE


      During the term of this contract, Contractor agrees as follows:

      1. Contractor shall not discriminate against any employee, applicant for employment, independent contractor or any other person because of race, color, religious creed, ancestry, national origin, age or sex. Contractor shall take affirmative action to insure that applicants are employed, and that employees or agents are treated during employment, without regard to their race, color, religious creed, handicap, ancestry, national origin, age or sex. Such affirmative action shall include, but is not limited to: employment, upgrading, demotion or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training. Contractor shall post in conspicuous places, available to employees, agents, applicants for employment and other persons, a notice to be provided by the contracting agency setting forth the provisions of this nondiscrimination clause.

      2. Contractor shall in advertisements or requests for employment placed by it or on its behalf, state that all qualified applicants will receive consideration for employment without regard to race, color, religious creed, handicap, ancestry, national origin, age, or sex.

      3. Contractor shall send each labor union or workers' representative with which it has a collective bargaining agreement or other contract or understanding, a notice advising said labor union or workers' representative of its commitment to this nondiscrimination clause. Similar notice shall be sent to every other source of recruitment regularly utilized by Contractor.

      4. It shall be no defense to a finding of noncompliance with this nondiscrimination clause that Contractor had delegated some of its employment practices to any union, training program or other source of recruitment which prevents it from meeting its obligations. However, if the evidence indicates that the Contractor was not on notice of the third-party discrimination or made a good faith effort to correct it, such factor shall be considered in mitigation in determining appropriate sanctions.

      5. Where the practices of a union or of any training program or other source of recruitment will result in the exclusion of minority group persons, so that Contractor will be unable to meet its obligations under this nondiscrimination clause, Contractor shall then employ and fill vacancies through other nondiscriminatory employment procedures.

      6. Contractor shall comply with all state and federal laws prohibiting discrimination in hiring or employment opportunities. In the event of Contractor's noncompliance with the nondiscrimination clause of this contract or with any such laws, this contract may be terminated or suspended, in whole or in part, and Contractor may be declared temporarily ineligible for further Commonwealth contracts, and other sanctions may be imposed and remedies invoked.

      7. Contractor shall furnish all necessary employment documents and records to, and permit access to its books, records and accounts by, the contracting agency for purposes of investigation to ascertain compliance with the provisions of this clause. If Contractor does not possess documents or records reflecting the necessary information requested, it shall furnish such information on reporting forms supplied by the contracting agency.

      8. Contractor shall actively recruit minority subcontractors and women subcontractors or subcontractors with substantial minority representation among their employees.

      9. Contractor shall include the provisions of this nondiscrimination clause in every subcontract, so that such provisions will be binding upon each subcontractor.

      10. Contractor obligations under this clause are limited to the Contractor's facilities within Pennsylvania or, where the contract is for purchase of goods manufactured outside of Pennsylvania, the facilities at which such goods are actually produced.

Revised 2/96                     EXHIBIT 6.05

                     CONTRACTOR RESPONSIBILITY PROVISIONS


      1. The Contractor certifies that it is not currently under suspension or debarment by the Commonwealth, any other state, or the federal government, and if the Contractor cannot so certify, then it agrees to submit along with the bid/proposal a written explanation of why such certification cannot be made.

      2. If the Contractor enters into any subcontracts or employs under this contract any subcontractors/individuals who are currently suspended or debarred by the Commonwealth or the federal government or who become suspended or debarred by the Commonwealth or federal government during the term of this contract or any extensions or renewals thereof, the Commonwealth shall have the right to require the Contractor to terminate such subcontracts or employment.

      3. The Contractor agrees to reimburse the Commonwealth for the reasonable costs of investigation incurred by the Office of Inspector General for investigations of the Contractor's compliance with terms of this or any other agreement between the Contractor and the Commonwealth which result in the suspension or debarment of the Contractor. Such costs shall include, but not be limited to, salaries of investigators, including overtime; travel and lodging expenses; and expert witness and documentary fees. The Contractor shall not be responsible for investigative costs for investigations which do not result in the Contractor's suspension or debarment.

      4. The Contractor may obtain the current list of suspended and debarred contractors by contacting the:

                              Department of General Services
                              Office of Chief Counsel
                              603 North Office Building
                              Harrisburg, PA 17125
                              Telephone No. (717) 783-6472
                              Fax No. (717) 787-9138

Revised 6/96                      EXHIBIT 6.06

                        CONTRACTOR INTEGRITY PROVISIONS


      1.    Definitions.

      a. Confidential information means information that is not public knowledge, or available to the public on request, disclosure of which would give an unfair, unethical, or illegal advantage to another desiring to contract with the Commonwealth.

      b. Consent means written permission signed by a duly authorized officer or employee of the Commonwealth, provided that where the material facts have been disclosed, in writing, by prequalification, bid, proposal, or contractual terms, the Commonwealth shall be deemed to have consented by virtue of execution of this Agreement.

      c. Commonwealth means the Commonwealth of Pennsylvania Acting by and Through its Department of Community and Economic Development and any agencies and instrumentalities of the Commonwealth of Pennsylvania for which the Department of Community and Economic Development provides staff services (including without limitation the Pennsylvania Industrial Development Authority, Pennsylvania Economic Development Financing Authority, Pennsylvania Energy Development Authority, and Pennsylvania Minority Business Development Authority).

      d. Contractor means the individual or entity that has entered into an agreement with the Commonwealth, assumed the obligations of another to repay moneys to the Commonwealth, or is the intended beneficiary of, and has knowingly received benefits under, an agreement between the Commonwealth and a financial intermediary or educational institution, including directors, officers, partners, managers, key employees, and owners of more than a 5% interest.

      e.    Financial Interest means:

            (1)   ownership of more than a 5% interest in any business; or

            (2) holding a position as an officer, director, trustee, partner, employee, or the like, or holding any position of management.

      f. Gratuity means any payment of more than nominal monetary value in the form of cash, travel, entertainment, gifts, meals, lodging, loans, subscriptions, advances, deposits of money, services, employment, or contracts of any kind.

      2. The Contractor shall take no action in violation of state or federal laws, regulations, or other requirements that govern contracting with the Commonwealth.

      3. The Contractor shall not, in connection with this or any other agreement with the Commonwealth, directly or indirectly offer, confer, or agree to confer any pecuniary benefit on anyone as consideration for the decision, opinion, recommendation, vote, other exercise of discretion, or violation of a known legal duty by any officer or employee of the Commonwealth.

      4. The Contractor shall not, in connection with this or any other agreement with the Commonwealth, directly or indirectly offer, give, or agree or promise to give to anyone any gratuity for the benefit of or at the direction or request of any officer or employee of the Commonwealth.

      5. Except with the consent of the Commonwealth, the Contractor shall not have a financial interest in any other contractor, subcontractor, or supplier providing services, labor, or material on this project.

      6. The Contractor, upon being informed that any violation of these provisions has occurred or may occur, shall immediately notify the Commonwealth in writing.

      7. The Contractor, by execution of this Agreement and by the submission of any bills or invoices for payment pursuant thereto, certifies and represents that he has not violated any of these provisions.

      8. The Contractor, upon the inquiry or request of the Inspector General of the Commonwealth or any of that official's agents or representatives, shall provide, or if appropriate, make promptly available for inspection or copying, any information of any type or form relevant to the Contractor's compliance with this Agreement (including without limitation these provisions relating to Contractor integrity). Such information shall be retained by the Contractor for a period of three years beyond the termination of the contract unless provided by law.

      9. For violation of any of the above provisions, the Commonwealth may declare an event of default hereunder, subject to applicable notice and cure provisions, and debar and suspend the Contractor from doing business with the Commonwealth, including without limitation participation in its financial assistance programs. These rights and remedies are cumulative, and the use or nonuse of any one shall not preclude the use of all or any other. These rights and remedies are in addition to those the Commonwealth may have under law, statute, regulation, or otherwise.

                                 EXHIBIT 6.07

                  AMERICANS WITH DISABILITIES ACT PROVISIONS


      During the term of this contract, the Contractor agrees as follows:

      1. Pursuant to federal regulations promulgated under the authority of The Americans With Disabilities Act, 28 C.F.R. ss. 35.101 et seq., the Contractor understands and agrees that no individual with a disability shall, on the basis of the disability, be excluded from participation in this contract or from activities provided for under this contract. As a condition of accepting and executing this contract, the Contractor agrees to comply with the "General Prohibitions Against Discrimination," 28 C.F.R. ss. 35.130, and all other regulations promulgated under Title II of The Americans With Disabilities Act which are applicable to the benefits, services, programs, and activities provided by the Commonwealth of Pennsylvania through contracts with outside contractors.

      2. The Contractor shall be responsible for and agrees to indemnify and hold harmless the Commonwealth of Pennsylvania from all losses, damages, expenses, claims, demands, suits, and actions brought by any party against the Commonwealth of Pennsylvania as a result of the Contractor's failure to comply with the provisions of paragraph 1 above.

COMMONWEALTH OF PENNSYLVANIA        :
                                    :     SS
COUNTY OF NORTHAMPTON               :


      ON THIS, the day of February, 1999, before me, the undersigned officer, personally apperared John F. Eureyecko, who acknowledged himself to be the President of Piercing Pagoda, Inc., a corporation and the within named Industrial Occupant, and that he as such officer being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such officer.


      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




                                                Notary Public


                                                My Commission Expires:











COMMONWEALTH OF PENNSYLVANIA        :
                                    :     SS
COUNTY OF NORTHAMPTON               :


      ON THIS, the day of February, 1999, before me, the undersigned officer, personally appeared Robert J. Bergren, who acknowledged himself to be the President of Northampton County New Jobs Corp., a nonprofit corporation and the within named Borrower, and that he as such officer being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such officer.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




                                                Notary Public


                                                My Commission Expires:

                       Certificate of Residence of PIDA


      I hereby certify that the precise residence and complete post office address of The Pennsylvania Industrial Development Authority is: Room 480, Forum Building, c/o Department of Community and Economic Development, Harrisburg, Pennsylvania 17120.




                                          Claude  J.   Lewis,   Deputy   Chief
Counsel
                                          Attorney for PIDA




RECORDED in the Office for the  Recording  of Deeds,  in and for the County of
Northampton,              in             Book             Volume             ,
page                       .




                                          (Title)